PROMISSORY NOTES	12 Months Ended
Dec. 31, 2022
Schedule Of Promissory Notes
PROMISSORY NOTES

NOTE 17 — PROMISSORY NOTES

As of December 31, 2021 and 2022, Promissory Notes details were as follows:

	As of December 31,
	2021	2022	2022
	HK$’000	HK$’000	US$’000
Beginning balance	298,089	308,075	39,497
Less: Conversion to preference shares	-	(184,485)	(23,652)
Less: Amortization (note)	17,086	-	-
Gain on troubled debt restructuring	(4,934)	-	-
Fair value of subscription rights from troubled debt restructuring	(2,166)	-	-
Ending balance	308,075	123,590	15,845

On August 7, 2019, the Company issued a 4-year unsecured Promissory Note with nominal value of HK$348,080,000 denominated in Hong Kong dollars. The interest for the Promissory Note is 2% per annum. The effective interest rate of the Promissory Note is 8.4% per annum. The fair value of the Promissory Note at acquisition date is estimated to be approximately HK$275 million.

Troubled Debt Restructuring

On December 9, 2021, the Company and the Subscriber of Promissory Note signed the Agreement for the extension of term of Promissory Note. Pursuant to the agreement, the Subscriber shall surrender the Promissory Note to the Company in exchange for the Company re-issuing the Extended Promissory Note with maturity date extended from August 6, 2023 to August 6, 2026 and subject to fulfilment of the conditions precedent, the Company granted a subscription right to the Subscriber, under which the Company shall allot and issue to the Subscriber, 323,657,534 Preference Shares at the Subscription Price of HK$0.73 per Preference Share, with an aggregated Subscription Price of HK$236,270,000, which has a fair value of HK$184,485,000. The aggregated Subscription Price shall be satisfied in full by setting off against the Company’s obligation to repay part of the Extended Promissory Note. On March 25, 2022, the Company issued 323,657,534 preference shares to the Promissory Note Subscriber for setting off against the Company’s obligation to repay part of the Extended Promissory Note, there was no cash proceeds from the issue of preference shares.

The Company evaluated the reduction under ASC 470 and concluded that there were indicators of financial difficulty at this date and a concession had been granted. Therefore, the amendment should be accounted for under the troubled debt restructuring model.

When a borrower has a troubled debt restructuring (“TDR”) in which the terms of its debt are modified, it should analyze the future undiscounted cash flows to determine the appropriate accounting treatment. The recognition and measurement guidance for a TDR depends on whether the future undiscounted cash flows specified by the new terms are greater or less than the carrying value of the debt. The Company determined that the future undiscounted cash flows under the new terms were less than the adjusted net carrying value of the original debt, therefore a gain on troubled debt restructuring of $HK4,939,000 (approximately US$634,000) was recorded for the difference on the consolidated statement of operations for the year ended December 31, 2021.

The fair value of subscription right was computed using the Black-Scholes option pricing model variables used in the option-pricing model include (1) fair value of preference shares of $0.57 at the grant date, (2) exercise price of $0.73, (3) risk-free interest rate of 0.06% at the grant date, (4) expected life of 0.37 year, (5) expected volatility of 36.37% and (6) expected dividend yield of 0.00%.

Conversion to preference shares

On March 25, 2022, the Company issued 323,657,534 preference shares at the price of HK$0.73 per preference share to the promissory note holder for setting off against the Company’s obligation to repay part of the promissory note principal amounting to HK$236,270,000, which has a fair value of HK$184,485,000 as at March 25, 2022.

For the years ended December 31, 2020, 2021, and 2022, interest expense was HK$6,962,000, HK$6,962,000 and HK$3,339,000 (approximately US$428,000), respectively.